                                                                  EX99.(g)(xiii)

             AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                   SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY               ORGANIZATION           SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund     Delaware Statutory
                                 Trust

Franklin Custodian Funds, Inc.   Maryland Corporation   Franklin Dynatech Fund
                                                        Franklin Growth Fund
                                                        Franklin Income Fund
                                                        Franklin Utilities Fund

Franklin Floating Rate Master    Delaware Statutory     Franklin Floating Rate Master Series
Trust                            Trust

Franklin Global Trust            Delaware Statutory     Fiduciary Core Fixed Income Fund
                                 Trust                  Fiduciary Core Plus Fixed Income Fund
                                                        Fiduciary European Smaller Companies Fund
                                                        Fiduciary High Income Fund
                                                        Fiduciary Large Capitalization Growth
                                                        and Income Fund
                                                        Fiduciary Small Capitalization Growth
                                                        and Income Fund
                                                        Franklin International Smaller Companies
                                                        Growth Fund

Franklin Gold and Precious       Delaware Statutory
Metals Fund                      Trust

Franklin High Income Trust       Delaware Statutory     AGE High Income Fund
                                 Trust

Franklin Investors Securities    Massachusetts          Franklin Convertible Securities Fund
Trust                            Business Trust         Franklin Equity Income Fund
                                                        Franklin Floating Rate Daily Access Fund
                                                        Franklin Low Duration Total Return Fund
                                                        Franklin Real Return fund
                                                        Franklin Total Return Fund

Franklin Managed Trust           Delaware Statutory     Franklin Rising Dividends Fund
                                 Trust

Franklin Mutual Series Fund      Maryland Corporation   Mutual Beacon Fund
Inc.                                                    Mutual Discovery Fund
                                                        Mutual European Fund
                                                        Mutual Financial Services Fund
                                                        Mutual Qualified Fund
                                                        Mutual Shares Fund

Franklin Real Estate             Delaware Statutory     Franklin Real Estate Securities Fund
Securities Trust                 Trust

Franklin Strategic Mortgage      Delaware Statutory
Portfolio                        Trust

Franklin Strategic Series        Delaware Statutory     Franklin Aggressive Growth Fund
                                 Trust                  Franklin Biotechnology Discovery Fund
                                                        Franklin Blue Chip Fund
                                                        Franklin Flex Cap Growth Fund
                                                        Franklin Global Communications Fund
                                                        Franklin Global Health Care Fund
                                                        Franklin Natural Resources Fund
                                                        Franklin Small-Mid Cap Growth Fund
                                                        Franklin Small Cap Growth Fund II
                                                        Franklin Strategic Income Fund
                                                        Franklin Technology Fund
                                                        Franklin U.S. Long-Short Fund

Franklin Templeton Fund                                 Franklin Templeton Conservative Target
Allocator Series                                        Fund
                                                        Franklin Templeton Corefolio Allocation
                                                        Fund
                                                        Franklin Templeton Founding Funds
                                                        Allocation Fund
                                                        Franklin Templeton Growth Target Fund
                                                        Franklin Templeton Moderate Target Fund
                                                        Franklin Templeton Perspectives
                                                        Allocation Fund

Franklin Templeton Variable      Massachusetts          Franklin Flex Cap Growth Securities Fund
Insurance Products Trust         Business Trust         Franklin Global Communications
                                                        Securities Fund
                                                        Franklin Growth and Income
                                                        Securities Fund
                                                        Franklin High Income Fund
                                                        Franklin Income Securities Fund
                                                        Franklin Large Cap Growth Securities Fund
                                                        Franklin Large Cap Value Securities Fund
                                                        Franklin Money Market Fund
                                                        Franklin Real Estate Fund
                                                        Franklin Rising Dividends Securities Fund
                                                        Franklin Small Mid-Cap Growth
                                                        Securities Fund
                                                        Franklin Small Cap Value Securities Fund
                                                        Franklin Strategic Income Securities Fund
                                                        Franklin U.S. Government Fund
                                                        Franklin Zero Coupon Fund - 2005
                                                        Franklin Zero Coupon Fund - 2010
                                                        Mutual Discovery Securities Fund
                                                        Mutual Shares Securities Fund
                                                        Templeton Global Income Securities Fund

Franklin Value Investors Trust   Massachusetts          Franklin Balance Sheet Investment Fund
                                 Business Trust         Franklin Large Cap Value Fund
                                                        Franklin MicroCap Value Fund
                                                        Franklin MidCap Value Fund
                                                        Franklin Small Cap Value Fund

Institutional Fiduciary Trust    Massachusetts          Franklin Structured Large Cap Core
                                 Business Trust         Equity Fund
                                                        Franklin Structured Large Cap Growth
                                                        Equity Fund

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CLOSED END FUNDS:

Franklin Mutual Recovery Fund    Delaware Statutory
                                 Trust

Franklin Templeton High Yield
Trust                            Delaware Statutory
(not yet offered)                Trust

Franklin Templeton Limited
Duration                         Delaware Statutory
Income Trust                     Trust

Franklin Universal Trust         Massachusetts
                                 Business Trust
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Revised 12/14/05